UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 30, 2019

ASHLAND GLOBAL HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-211719	81-2587835
(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard

Covington, Kentucky 41011

Registrant’s telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01)	ASH	NYSE

Item 1.01.  Entry into a Material Definitive Agreement

 On July 30, 2019, Ashland Global Holdings Inc. (“Ashland”) and INEOS Enterprises Holdings Limited (“INEOS”) entered into that Second Amendment (the “Second Amendment”) to that certain Stock and Asset Purchase Agreement, dated November 14, 2018, as amended by that certain First Amendment, dated July 1, 2019, by and between Ashland and INEOS (as amended, the “Agreement”).  Pursuant to the terms and conditions of the Agreement, Ashland had agreed to (i) sell certain assets (including stock of certain subsidiaries) of the segment of Ashland known as “Ashland Composites” and its butanediol (BDO) manufacturing facility in Marl, Germany (the “Business”) to INEOS (the “Composites Sale”) and (ii) use commercially reasonable efforts to sell Ashland’s maleic anhydride business to another purchaser (the “Maleic Sale”) and thereafter provide INEOS with either the net proceeds of the Maleic Sale (the “Maleic Proceeds”) or $35,000,000 if the Maleic Sale has not occurred within eighteen (18) months of the closing of Composites Sale (“Maleic Payment”).

In an effort to expedite approval by the Federal Trade Commission in conjunction with the parties' Hart- Scott-Rodino filings, the Second Amendment: (i) reduces the purchase price to be paid by INEOS to Ashland in connection with the Composites Sale from $1,100,000,000 to $1,015,000,000 (subject to certain adjustments set forth in the Agreement); (ii) removes the requirement for Ashland to undertake the Maleic Sale; and (iii) provides that INEOS shall not be entitled to any Maleic Proceeds or Maleic Payment.

The Composites Sale remains subject to certain customary closing conditions, including the (i) expiration or termination of any required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (ii) certain other antitrust approvals in foreign jurisdictions.  The parties expect to close the Composites Sale as expeditiously as possible following the receipt of necessary regulatory approvals.

The above description of the Second Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Amendment, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

The Second Amendment has been included to provide security holders with information regarding its terms.  It is not intended to provide any other factual information about Ashland or INEOS.  The Second Amendment contains representations and warranties that Ashland, on one hand, and INEOS, on the other hand, made to and solely for the benefit of each other as of specific dates.  The assertions embodied in those representations and warranties were made solely for purposes of the contract between the parties to the Agreement and the Second Amendment and may be subject to important qualifications and limitations agreed by the parties in connection with negotiating the terms of the contract or contained in confidential disclosure schedules.  These disclosure schedules modify, qualify or create exceptions to the representations and warranties set forth in the Agreement.  Some of those representations and warranties (i) may not be accurate or complete as of any specified date and are modified, qualified and created in important part by the underlying disclosure schedules, (ii) may be subject to a contractual standard of materiality different from those generally applicable to security holders or (iii) may have been used for the purpose of allocating risk between the parties to the Agreement and the Second Amendment rather than establishing matters as facts.  For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information.  Security holders are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of Ashland or INEOS.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement and the Second Amendment, which subsequent information may or may not be fully reflected in Ashland’s public disclosures.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “objectives,” “may,” “will,” “should,” “plans” and “intends” and the negative of these words or other comparable terminology. Ashland may from time to time make forward-looking statements in its annual reports, quarterly reports and other filings with the SEC, news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, as well as the economy and other future events or circumstances. These statements include, but may not be limited to, its expectations regarding its ability to complete the divestiture of its Composites business and Marl BDO facility (or any sale of the Maleic Business) during the anticipated timeframe or at all.

Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: the program to eliminate certain existing corporate and Specialty Ingredients expenses (including the possibility that such cost eliminations may not occur or may take longer to implement than anticipated), the expected divestiture of its Composites segment and the Marl BDO facility, and related merchant I&S products (including, in each case, the possibility that a transaction may not occur or that, if a transaction does occur, Ashland may not realize the anticipated benefits from such transaction), the impact of acquisitions and/or divestitures Ashland has made or may make (including the possibility that Ashland may not realize the anticipated benefits from such transactions); Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt); severe weather, natural disasters, cyber events and legal proceedings and claims (including product recalls, environmental and asbestos matters); and without limitation, risks and uncertainties affecting Ashland that are described in Ashland’s most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov. Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this report whether as a result of new information, future events or otherwise.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

2.1

Second Amendment to Stock and Asset Purchase Agreement, dated July 30, 2019, between Ashland Global Holdings Inc. and INEOS Enterprises Holdings Limited (pursuant to Item 601(b)(2) of Regulation S-K exhibits, schedules and certain annexes to the Stock and Asset Purchase Agreement have been omitted; exhibits, schedules and annexes will be supplementally provided to the SEC upon request).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND GLOBAL HOLDINGS INC.
(Registrant)

August 2, 2019	/s/ Peter J. Ganz
Peter J. Ganz
Senior Vice President, General Counsel and Secretary

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